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                                                         Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     We, the undersigned officers and trustees of BEC Energy (the "Trust"), hereby severally constitute Thomas J. May, James J. Judge, Douglas S. Horan and Theodora S. Convisser and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacities indicated below, any and all amendments (including post-effective amendments) to the registration statement on Form S-8 of the Boston Edison Negotiated Savings Plan for Office, Technical & Professional Employees (No. 33-59622), and generally to do all such things in our names and on our behalf in the capacities indicated below to enable BEC Energy to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to all amendments to said registration statement.

     Witness our hands and common seal on the respective dates set forth below.


/s/ Thomas J. May            Chairman of the Board,         June 8, 1998
-----------------            Chief Executive Officer,
THOMAS J. MAY                President and Trustee


/s/ James J. Judge           Senior Vice President,         June 8, 1998
------------------           Treasurer and
JAMES J. JUDGE               Chief Accounting Officer


/s/ Theodora S. Convisser    Clerk                          June 8, 1998
-------------------------
THEODORA S. CONVISSER



/s/ Gary L. Countryman       Trustee                        June 8, 1998
----------------------
GARY L. COUNTRYMAN



/s/ Richard J. Egan          Trustee                        June 8, 1998
-------------------
RICHARD J. EGAN
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/s/ Nelson S. Gifford        Trustee                        June 8, 1998
---------------------
NELSON S. GIFFORD



/s/ Matina S. Horner         Trustee                        June 8, 1998
--------------------
MATINA S. HORNER



/s/ Sherry H. Penney         Trustee                        June 8, 1998
--------------------
SHERRY H. PENNEY



/s/ Stephen J. Sweeney       Trustee                        June 8, 1998
----------------------
STEPHEN J. SWEENEY